Note 9 - Income tax	12 Months Ended
Dec. 31, 2025
Note 9 - Income tax
Note 9 - Income tax
9           Income tax

	Year ended December 31,
	2025	2024	2023
Current tax	(562,216)	(651,769)	(868,695)
Deferred tax	61,600	172,089	193,739
Tax charge	(500,616)	(479,680)	(674,956)

Tenaris is within the scope of the OECD Pillar Two model rules. Pillar Two legislation was adopted in Luxembourg, the jurisdiction in which the Company is incorporated, and came into effect as from January 1, 2024. Tenaris applies the exception regarding the recognition and disclosure of deferred tax assets and liabilities related to Pillar Two income taxes, as provided for in the amendments to IAS 12 issued in May 2023.

For the years 2025 and 2024, Tenaris recognized an estimated current tax expense related to Pillar Two, amounting to $20.7 million and $81.4 million, respectively.

The tax charge differs from the theoretical amount that would arise by applying the nominal tax rate valid in each jurisdiction to the group's pre-tax income in that jurisdiction as follows:

	Year ended December 31,
	2025	2024	2023
Income before income tax	2,473,895	2,556,453	4,632,789

Tax calculated at the tax rate in each country	(600,820)	(599,944)	(1,127,428)
Effect of currency translation on tax base	(97,197)	(340,094)	(346,573)
Changes in the tax rates	2,055	(24,019)	1,535
Utilization of previously unrecognized tax losses	219	588	787
Tax revaluation, withholding tax and others	195,127	483,789	796,723
Tax charges	(500,616)	(479,680)	(674,956)

Effect of currency translation on tax base: Tenaris applies the liability method to recognize deferred income tax on temporary differences between the tax bases of assets / liabilities and their carrying amounts in the financial statements. By application of this method, Tenaris recognizes gains and losses on deferred income tax due to the effect of the change in the value on the tax bases in subsidiaries (mainly Argentina and Mexico), which have a functional currency different than their local currency. These gains and losses are required by IFRS even though the revalued / devalued tax bases of the relevant assets will not result in any deduction / obligation for tax purposes in future periods.

Changes in the tax rates: For the year 2024, the effect relates to the impact of the reduction in Luxembourg's corporate income tax rate that made the blended tax rate for a company registered in Luxembourg City decrease from 24.94% to 23.87%. The new blended tax rate is applicable for fiscal years beginning on or after January 1, 2025, but its effect over temporary differences was recognized from 2024.

Tax revaluation, withholding tax and others: Includes a positive effect from inflationary tax adjustments in Argentina and Mexico of $168.7 million, $368.2 million and $349.0 million for the years 2025, 2024 and 2023, respectively.

It also includes a charge of $30.9 million, $20.0 million and $164.3 million for the years 2025, 2024 and 2023, respectively related to withholding taxes for intra-group international operations.

The years 2025 and 2024 include a charge of $20.7 million and $81.4 million, respectively, related to Pillar Two.

The years 2025, 2024 and 2023 include a positive effect of $78.4 million, $186.0 million and $550.3 million, respectively, arising from the recognition of tax losses carryforward deferred tax assets in the Luxembourg subsidiary. For the years 2025 and 2024, the consumption of such deferred tax assets for $82.2 million and $86.9 million, respectively are included in the line “Tax calculated at the tax rate of each country”. For more information see note 22.